This is filed pursuant to Rule 497(e).

AllianceBernstein Trust
File Nos. 333-51938 and 811-10221.

AllianceBernstein Growth and Income Fund, Inc.
File Nos. 2-11023 and 811-00126.

AllianceBernstein Focused Growth & Income Fund, Inc.
Files Nos. 333-90261 and 811-09687.

AllianceBernstein Balanced Shares, Inc.
File Nos. 2-10988 and 811-00134.

AllianceBernstein Utility Income Fund, Inc.
File Nos. 33-66630 and 811-07916.

AllianceBernstein Real Estate Investment Fund, Inc.
File Nos. 333-08153 and 811-07707.

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[LOGO] AllianceBernstein(R)
       Investment Research and Management


                                                   ALLIANCEBERNSTEIN VALUE FUNDS
                                                   -AllianceBernstein Value Fund
                                     -AllianceBernstein Small/Mid Cap Value Fund
                                       -AllianceBernstein Growth and Income Fund
                                 -AllianceBernstein Focused Growth & Income Fund
                                              -AllianceBernstein Balanced Shares
                                          -AllianceBernstein Utility Income Fund
                                  -AllianceBernstein Real Estate Investment Fund
                                     -AllianceBernstein International Value Fund
                                            -AllianceBernstein Global Value Fund
--------------------------------------------------------------------------------

                      SUPPLEMENT TO THE CURRENT PROSPECTUS
                                 AUGUST 10, 2005

On August 4, 2005, the Boards of Directors/Trustees ("Boards") of the AllianceBernstein Value Funds (the "Funds") approved calling a meeting of shareholders for the election of directors/trustees. The Boards also approved proposed changes to the charters and fundamental investment policies of each Fund. These proposed changes are intended to result in more uniform charters and fundamental policies, and are part of a broad effort to achieve greater uniformity and standardization among the AllianceBernstein Mutual Funds. Under Maryland law, the changes to the charters require shareholder approval. The changes to the investment policies that are fundamental policies require shareholder approval under the Investment Company Act of 1940 (the "1940 Act").

The Boards also approved, subject to shareholder approval, the reclassification of the investment objective for each Fund (other than AllianceBernstein Balanced Shares) as non-fundamental and changes to the investment objective of each Fund listed below. If these changes are approved by the shareholders, each Fund's Board will be able to approve changes to the Fund's investment objective without shareholder approval, although shareholders would be provided at least 30 days' advance notice of any such change. The investment objective of AllianceBernstein Balanced Shares is already non-fundamental and does not require shareholder approval.

The table below outlines each Fund's current investment objective and the proposed change to that objective.

                                                             Proposed Investment
Fund                        Current Investment Objective     Objective
----                        ----------------------------     ---------

AllianceBernstein Growth    o Appreciation through           o Long-term growth
and Income Fund               investments primarily in         of capital.
                              dividend-paying common
                              stocks of good quality,
                              although the Fund may invest
                              in fixed-income and
                              convertible securities.

AllianceBernstein Focused   o Long-term growth of capital    o Long-term growth
Growth & Income Fund          through the application of a     of capital.
                              disciplined value-oriented
                              investment process.

AllianceBernstein           o High return through a          o Total return
Balanced Shares               combination of current           consistent with
                              income and capital               reasonable risk,
                              appreciation.                    through a
                                                               combination of
                                                               income and long-
                                                               term growth of
                                                               capital.

AllianceBernstein Utility   o Current income and capital     o Current income
Income Fund                   appreciation by investing        and long-term
                              primarily in equity and          growth of
                              fixed-income securities of       capital.
                              companies in the utilities
                              industry.

AllianceBernstein Real      o Total return from long-        o Total return from
Estate Investment Fund        term growth of capital           long-term growth
                              and income principally           of capital and
                              through investing in             income.
                              equity securities of
                              companies that are
                              primarily engaged in or
                              related to the real estate
                              industry.

To supplement the proposed changes discussed above, the Boards also approved changes to certain non-fundamental policies for the Funds. These changes, which do not require a shareholder vote, are intended to update and modernize these policies.

AllianceBernstein Balanced Shares

The Board of Directors for AllianceBernstein Balanced Shares has approved the addition of a new investment policy for the Fund. Under this new investment policy, the Fund may invest up to 20% of its fixed-income allocation in high yield securities (securities rated below BBB by S&P). As an operating policy, the Fund will invest no more than 25% of these investments in high yield debt securities rated CCC or below. This new policy will broaden the array of investments available to the Fund. Changes to the Fund's non-fundamental investment policies do not require shareholder approval.

None of the proposed changes described above is expected to cause any significant changes in the management of the Funds.

Each Fund's shareholders of record on August 24, 2005, will receive a proxy statement asking them to vote on the election of directors/trustees and the proposals approved by the Boards that require shareholder approval at a meeting of shareholders presently scheduled for November 15, 2005. The proxy statement will contain an explanation of the proposals and information about how shareholders may vote their shares of the Funds.

AllianceBernstein Small/Mid Cap Value Fund

David Pasquale is no longer a member of the Small/Mid Cap Value Investment Policy Group and therefore has no responsibility for day-to-day management of and investment decisions for the Fund. Joseph G. Paul, James W. MacGregor and Andrew J. Weiner remain in the Group and continue to be significantly responsible for day-to-day management of and investment decisions for the Fund.

For more information, please call your financial advisor or visit our website at www.AllianceBernstein.com.

This Supplement should be read in conjunction with the Prospectus for the AllianceBernstein Value Funds dated March 1, 2005, offering Class A, Class B, Class C and Advisor Class shares of the above-referenced Funds and the Prospectus dated March 1, 2005, offering Class A, Class R, Class K and Class I shares of the above-referenced Funds.

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(R)  This mark is used under license from the owner, Alliance Capital Management
     L.P.


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